EXHIBIT 10.1

Zapata Corporation Authorizes Exploration of Sale of Its Omega Protein Corporation Holdings

ROCHESTER, N.Y.—(BUSINESS WIRE)—Dec. 8, 2005—Zapata Corporation (NYSE: ZAP) today announced that its Board of Directors has authorized management to seek a buyer for its 58% common equity interest in Omega Protein Corporation (NYSE: OME), the largest U.S. producer of protein-rich meal and oil derived from marine sources. The Board believes that Zapata shareholder value can be increased through an appropriate transaction.

Zapata recently completed the sale of its interest in Safety Components International, Inc. (OTCBB: SAFY) and plans to continue to evaluate strategic opportunities for using its capital resources.

Although the Board has asked Zapata management to find a buyer for its interest in Omega Protein, there can be no assurance that any transaction will result from the process.

About Zapata:

Zapata is a holding company which currently has one operating company, Omega Protein Corporation. As of September 30, 2005, the Company had a 58% ownership interest in Omega Protein. In addition, Zapata owns 98% of Zap.Com Corporation (OTCBB: ZPCM), which is a public shell company.

The Company makes certain reports available free of charge on its website at www.zapatacorp.com as soon as reasonably practicable after this information is electronically filed, or furnished to, the United States Securities and Exchange Commission.

Information included in this press release includes forward-looking statements that are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “plan,” “intend,” “estimate,” “project,” “will,” “could,” “may,” and similar expressions are intended to identify forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty that could cause actual results to differ materially from those in the forward-looking statements. These risks include, without limitation, not being able to find a buyer for the interest, or the failure to consummate any transaction that may be negotiated or that it might not be successful in its pursuits of strategic opportunities. More information about potential factors that could affect Zapata’s business and financial results is included under the heading “Significant Factors That Could Affect Future Performance and Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2005. Zapata assumes no obligation to update forward-looking statements or to update the reasons actual results could differ from those projected in the forward-looking statements.

CONTACT: Zapata Corporation

Leonard DiSalvo, 585-242-8703

SOURCE: Zapata Corporation